Virtus ETF Trust II

Virtus Newfleet Short Duration Core Plus Bond ETF (the “Fund”)

Supplement dated May 16, 2025, to the Statement of Additional Information (“SAI”), as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective May 16, 2025, Zachary Szyndlar, CFA, was added as a portfolio manager of the Fund.

The disclosure under “PORTFOLIO MANAGERS” beginning on page 21 of the SAI is hereby replaced in its entirety with the following:

David L. Albrycht, CFA, Benjamin Caron, CFA, and Lisa M. Baribault have served as portfolio managers for the Fund since the inception of the Fund’s operations. Zachary Szyndlar, CFA has served as a portfolio manager for the Fund since May 2025. The portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund.

The disclosure in the “Ownership of Fund Shares” table beginning on page 21 of the SAI is hereby amended by adding a row for Mr. Szyndlar as follows:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Zachary Szyndlar, CFA	None

The disclosure in the “Other Accounts Managed (No Performance-Based Fees)” table beginning on page 21 of the SAI is hereby amended by adding a row for Mr. Szyndlar as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Zachary Szyndlar, CFA	5	$629 million	0	$0	0	$0

The disclosure in the “Other Accounts Managed (With Performance-Based Fees)” table beginning on page 21 of the SAI is hereby amended by adding a row for Mr. Szyndlar as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Zachary Szyndlar, CFA	0	$0	0	$0	0	$0

Investors should retain this supplement with the SAI for future reference.